SCHEDULE FOR COMPUTATION OF EACH PERFORMANCE QUOTATION
PROVIDED IN THE REGISTRATION STATEMENT

(1) ENDING REDEMPTION VALUE AND TOTAL RETURN

Value of an initial investment at the end of a period and total return for the period are computed as set forth below.

 (A) INITIAL INVESTMENT DIVIDED BY
  PUBLIC OFFERING PRICE FOR ONE SHARE AT BEGINNING
  OF PERIOD EQUALS
  NUMBER OF SHARES INITIALLY PURCHASED

 (B) NUMBER OF SHARES INITIALLY PURCHASED PLUS
  NUMBER OF SHARES ACQUIRED AT NET ASSET VALUE
  THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL
  GAIN DISTRIBUTIONS DURING PERIOD EQUALS
  NUMBER OF SHARES PURCHASED DURING PERIOD

 (C) NUMBER OF SHARES PURCHASED DURING PERIOD MULTIPLIED BY
  NET ASSET VALUE OF ONE SHARE AS OF THE LAST DAY
  OF THE PERIOD EQUALS
  VALUE OF INVESTMENT AT END OF PERIOD

 (D) VALUE OF INVESTMENT AT END OF PERIOD DIVIDED BY
  INITIAL INVESTMENT
  MINUS ONE AND THEN MULTIPLIED BY 100 EQUALS
  TOTAL RETURN FOR THE PERIOD EXPRESSED AS A
  PERCENTAGE

                                   EXHIBIT 16

(2) AVERAGE ANNUAL TOTAL RETURN
Average annual total return quotations for the one-year, five-year and lifetime periods ended on the date of the most recent balance sheet are computed according to the formula set forth below.

                                P(1+T)/n/ = ERV

WHERE: P = a hypothetical initial investment of $1,000

 T = average annual total return

 n = number of years

 ERV = ending redeemable value of a hypothetical $1,000 investment as of the end of one-year, five-year and lifetime periods (computed in accordance with the formula shown in (1), above)

THUS:

 AVG. ANNUAL TOTAL RETURN AT PUBLIC OFFERING PRICE:
  1 Year Rate of Return 1,000(1+T)/1/ = $ 1,102.62
                                    T = + 10.26%

  Five Year Avg. Annual Total Return 1,000(1+T)/5/ = $ 1,910.03
                                                 T = + 13.82%

  Lifetime Avg. Annual Total Return 1,000(1+T)/8.255/ = $ 2,347.99
                                                    T = + 10.89%

Hypothetical illustrations based on $1,000 initial investments used to obtain ending values over various time periods are attached.

(3) YIELD
Yield is computed as set forth below.

 (A) Dividends and interest earned during the period MINUS
  Expenses accrued for the period EQUALS
  Net investment income

 (B) Net income investment DIVIDED BY
 Average daily number of shares
  outstanding during the period that
   were entitled to receive dividends EQUALS
 Net investment income per share earned
  during the period

 (C) Net investment income per share earned during the period DIVIDED BY
 Maximum offering price per share on
   last day of the period EQUALS
 Current month's yield

 (D) Current months yield PLUS ONE RAISED
   TO THE SIXTH
   POWER EQUALS
  Semiannual compounded yield

 (E) Semiannual compounded yield MINUS ONE
   MULTIPLIED BY TWO
   EQUALS
 Annualized rate

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000         33.66  5.75 % 29.709     31.72             942
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
12/31/95     1000     53    53    1053    15  1106    16   1122     56   1178.4  31.652
                               TOTAL     $15

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000         26.85  5.75 % 37.244     25.31             943
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
12/31/91     1000     54    54    1054     9  1117     9   1126     58  1184.91  39.497
12/31/92     1000     61   115    1115     5  1166    14   1180    123   1303.4  41.629
12/31/93     1000     67   182    1182     5  1277    21   1298    204  1502.61  43.808
12/31/94     1000     74   256    1256     5  1181    24   1205    263   1468.7  46.302
12/31/95     1000     82   338    1338    24  1387    53   1440    396  1836.67  49.333
                               TOTAL     $48

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000            24  5.75 % 41.667     22.62             942
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
12/31/87     1000     21    21    1021     0   880     0    880     20   900.96  42.639
12/31/88     1000     51    72    1072     0   940     0    940     73  1013.17   44.91
12/31/89     1000     58   130    1130     0  1072     0   1072    143  1215.63  47.264
12/31/90     1000     66   196    1196     0  1055     0   1055    207  1262.97    49.9
12/31/91     1000     72   268    1268    12  1250    13   1263    324  1587.51  52.917
12/31/92     1000     82   350    1350     6  1305    19   1324    422  1746.28  55.774
12/31/93     1000     90   440    1440     7  1429    28   1457    556   2013.2  58.694
12/31/94     1000    100   540    1540     6  1322    32   1354    613  1967.75  62.035
12/31/95     1000    111   651    1651    32  1551    70   1621    839  2460.68  66.094
                               TOTAL     $63

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000         31.72     0 % 31.526     31.72            1000
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
12/31/95     1000     57    57    1057    16  1174    17   1191     59  1250.52  33.589
                               TOTAL     $16

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000         25.31     0 %  39.51     25.31            1000
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
12/31/91     1000     58    58    1058     9  1185    10   1195     62     1257    41.9
12/31/92     1000     65   123    1123     5  1237    15   1252    130  1382.71  44.162
12/31/93     1000     72   195    1195     5  1355    22   1377    217  1594.09  46.475
12/31/94     1000     80   275    1275     5  1253    25   1278    280  1558.12  49.121
12/31/95     1000     88   363    1363    26  1471    56   1527    421  1948.43  52.335
                               TOTAL     $50

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000         22.62     0 % 44.209     22.62            1000
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
12/31/87     1000     23    23    1023     0   934     0    934     21   955.94  45.241
12/31/88     1000     54    77    1077     0   997     0    997     78  1075.01  47.651
12/31/89     1000     61   138    1138     0  1137     0   1137    152  1289.76  50.146
12/31/90     1000     70   208    1208     0  1119     0   1119    220  1339.96  52.942
12/31/91     1000     78   286    1286    13  1326    13   1339    345  1684.32  56.144
12/31/92     1000     86   372    1372     6  1384    20   1404    448  1852.77  59.175
12/31/93     1000     96   468    1468     7  1516    30   1546    589  2135.96  62.273
12/31/94     1000    107   575    1575     6  1402    34   1436    651  2087.78  65.819
12/31/95     1000    117   692    1692    34  1646    75   1721    889  2610.83  70.127
                               TOTAL     $66

                                    DOW JONES INDUSTRIAL AVERAGE

                                       SALES       NET ASSETINITIAL
                  INITIAL      OFFERINGCHARGESHARES      VALUE  NET ASSET
         DATE INVESTMENT       PRICE INCLUDEDPURCHAPER SHARE    VALUE
         ********  10000       2567.44     0 %           3.89 25 10000
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
         CURRENT                CUM.  T  CURRENT      FROFROM
CUM      INCOME          INCOMICAP GAINFROM        CAP GADIVS          TOTAL    SHARES
 DATE    INV'M'T DIVS    DIVS  COST    DISTRIINV'M'REINV'TOTAL  REINV'DVALUE    HELD
10/31/87    10000     70    70   10070     0  7765     0   7765     51  7816.63   3.921
10/31/88    10000    304   374   10374     0  8369     0   8369    384   8753.6   4.074
10/31/89    10000    416   790   10790     0 10302     0  10302    929 11231.01   4.246
10/31/90    10000    437  1227   11227     0  9513     0   9513   1250 10763.35   4.407
10/31/91    10000    436  1663   11663     0 11954     0  11954   2041  13995.1    4.56
10/31/92    10000    452  2115   12115     0 12566     0  12566   2600 15166.74   4.701
10/31/93    10000    479  2594   12594     0 14336     0  14336   3478 17814.06    4.84
10/31/94    10000    516  3110   13110     0 15222     0  15222   4224 19446.81   4.976
10/31/95    10000    571  3681   13681     0 18522     0  18522   5788 24310.01   5.112
                               TOTAL      $0

                                STANDAR  500 COMPOSITE INDEX

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********  10000        318.05     0 % 31.442    318.05  10000
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
10/31/87    10000     70    70   10070     0  7917     0   7917     53  7970.41  31.655
10/31/88    10000    304   374   10374     0  8771     0   8771    392  9163.05  32.846
10/31/89    10000    355   729   10729     0 10701     0  10701    871 11572.58  34.001
10/31/90    10000    408  1137   11137     0  9558     0   9558   1142  10700.5  35.199
10/31/91    10000    438  1575   11575     0 12340     0  12340   1943 14283.19  36.394
10/31/92    10000    457  2032   12032     0 13164     0  13164   2546 15710.55  37.524
10/31/93    10000    476  2508   12508     0 14709     0  14709   3343 18052.16  38.587
10/31/94    10000    504  3012   13012     0 14851     0  14851   3887  18738.6  39.671
10/31/95    10000    545  3557   13557     0 18283     0  18283   5409 23692.05  40.743
                               TOTAL      $0

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********  10000            24  5.75 %416.667     22.62            9425
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
10/31/87    10000     92    92   10092     0  8842     0   8842     86  8928.97 420.781
10/31/88    10000    494   586   10586     0  9429     0   9429    600 10029.21 443.182
10/31/89    10000    556  1142   11142     0 10437     0  10437   1251 11688.78 466.618
10/31/90    10000    633  1775   11775     0  9737     0   9737   1764  11501.8 492.161
10/31/91    10000    708  2483   12483     0 11946     0  11946   2911 14857.85 518.237
10/31/92    10000    792  3275   13275   119 12821   130  12951   3941 16892.85 549.004
10/31/93    10000    881  4156   14156    60 14342   212  14554   5343 19897.41 578.077
10/31/94    10000    975  5131   15131    69 13617   267  13884   6051 19935.68 610.027
10/31/95    10000   1079  6210   16210    61 15112   367  15479   7888 23478.10  644.26
                               TOTAL    $309

                                CAPITALINCOME BUILDER, INC.

                                       SALES       NET ASSETINITIAL
         INITIAL               OFFERINGCHARGESHARESVALUE        NET ASSET
         DATE INVESTMENT       PRICE   INCLUDPURCHASHARE VALUE
         ********   1000            24  5.75 % 41.667     22.62             942
                               DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============= ================VALUE OF SHARES========
                  CURRENT       CUM.  T  CURR        FROM       FROM
         CUM      INCOME INCOMICAP GAIN      FROM CAP GAINSUB-  DIVS   TOTAL    SHARES
DATE     INV'M'T  DIVS   DIVS  COST    DISTRIB'N INREINV'DTOTAL REINV'DHELD
10/31/87     1000      9     9    1009     0   884     0    884      8   892.92  42.079
10/31/88     1000     50    59    1059     0   943     0    943     59  1002.92  44.318
10/31/89     1000     56   115    1115     0  1044     0   1044    124  1168.93  46.664
10/31/90     1000     64   179    1179     0   974     0    974    176  1150.25  49.219
10/31/91     1000     70   249    1249     0  1195     0   1195    290  1485.88  51.827
10/31/92     1000     80   329    1329    12  1282    13   1295    394  1689.43  54.905
10/31/93     1000     88   417    1417     6  1434    21   1455    534  1989.89  57.812
10/31/94     1000     97   514    1514     7  1362    27   1389    604  1993.71  61.007
10/31/95     1000    108   622    1622     6  1511    37   1548    788  2347.99  64.431
                               TOTAL     $31


CIB (12):       1 Year - TOTAL RETURN: 10/31/94-10/31/95
Based on   $1,000 at OFFER, all reinvested
         Amount                              Reinvest    share Adjusted
Date     Invested OFFER sharedividendreinvest pDiv AMt. shares  NAV ending value
10/31/94   $1,000 $34.67  28.8                           28.843  34.67   999.99
                         (11/1/94-                       28.843      0        0
12/09/94                 12/9/******** 31.17  8.99 0.288 29.131      0        0
03/24/95                  0.43          32.5 12.53 0.386 29.517      0        0
06/21/95                 0.435         34.26 12.84 0.375 29.892      0        0
09/15/95                 '(9/1  0.440  36.04 13.15 0.365 30.257      0        0
10/31/95           36.27 10/31********                   30.257 36.442 *********10.26%




Five Years Ending 10/31/95
         Amount                              Reinvest    share  Adjusted
Date     Invested OFFER sharedividendreinvest pDiv AMt. shares  Balanceending value
10/31/90 ********   24.8  40.3                           40.323   24.8 1,000.01
                         (11/1/90-                       40.323      0        0
12/11/90                 12/11******** 24.95  6.72 0.269 40.592      0        0
03/07/91                  0.35         27.71 14.21 0.513 41.105      0        0
06/18/91                 0.355         27.76 14.59 0.526 41.631      0        0
09/05/91                  0.36         28.31 14.99 0.529  42.16      0        0
12/06/91                 0.595         28.29 25.09 0.887 43.047      0        0
03/06/92                  0.37         29.02 15.93 0.549 43.596      0        0
06/12/92                 0.375         30.55 16.35 0.535 44.131      0        0
09/11/92                  0.38          31.5 16.77 0.532 44.663      0        0
12/18/92                 0.495         31.26 22.11 0.707  45.37      0        0
03/30/93                  0.39         32.58 17.69 0.543 45.913      0        0
06/25/93                 0.395         32.05 18.14 0.566 46.479      0        0
09/17/93                   0.4         33.87 18.59 0.549 47.028      0        0
12/27/93                 0.525         34.42 24.69 0.717 47.745      0        0
04/04/94                  0.41         31.85 19.58 0.615  48.36      0        0
06/24/94                 0.415         31.43 20.07 0.639 48.999      0        0
09/16/94                  0.42         32.73 20.58 0.629 49.628      0        0
12/09/94                 0.525         31.17 26.05 0.836 50.464      0        0
03/24/95                  0.43          32.5  21.7 0.668 51.132      0        0
06/21/95                 0.435         34.26 22.24 0.649 51.781      0        0
09/15/95                 '(9/1  0.440  36.04 22.78 0.632 52.413      0        0   91.00%
10/31/95           36.27 10/31********                   52.413 36.442 1,910.03   13.82%